UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way, Suite 130, Watertown, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 577-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 18, 2023, Eloxx Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor (the “Purchaser”). The Purchase Agreement provided for the sale and issuance by the Company of an aggregate of: (i) 305,590 shares (the “Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”), (ii) a pre-funded warrant (the “Pre-Funded Warrant”) to purchase up to 75,000 shares of Common Stock, and (iii) a private placement warrant (the “Private Warrant”) to purchase up to 380,590 shares of Common Stock. The Shares, Pre-Funded Warrant and Private Warrant were sold on a combined basis for consideration equating to $5.255 for one Share and a Private Warrant to purchase one underlying share of Common Stock and $5.254 for a Pre-Funded Warrant to purchase one underlying share of Common Stock and a Private Warrant to purchase one underlying share of Common Stock. The exercise price of the Pre-Funded Warrant is $0.001 per underlying share. The exercise price of the Private Warrant is $5.13 per underlying share.

The Shares and the Pre-Funded Warrant (and the shares of Common Stock issuable upon the exercise of the Pre-Funded Warrant) were offered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-258994) and a related prospectus supplement filed with the Securities and Exchange Commission (the “Registered Direct Offering”) on September 20, 2023. The Private Warrant and the shares of the Company’s Common Stock issuable upon the exercise of the Private Warrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), were not offered pursuant to the registration statement and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder.

The Pre-Funded Warrant is immediately exercisable and may be exercised at any time until the Pre-Funded Warrant is exercised in full, subject to the Beneficial Ownership Limitation (as described below).

The Private Warrant is immediately exercisable upon issuance and will expire five and one-half years following the date of issuance. The Private Warrant contains standard adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions. The Private Warrant also includes certain rights upon “fundamental transactions” (as described in the Private Warrant), including the right of the holders thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Private Warrant) of the unexercised portion of the Private Warrant on the date of the consummation of such fundamental transaction.

The Pre-Funded Warrant includes cashless exercise rights at all times, and the Private Warrant includes cashless exercise rights to the extent the shares of Common Stock underlying the Private Warrant are not registered under the Securities Act.

Under the terms of the Pre-Funded Warrant and Private Warrant, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 9.99% (in the case of the Pre-Funded Warrant) and 4.99% (in the case of the Private Warrant) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99% (the “Beneficial Ownership Limitation”).

In connection with the offering, the Company entered into an engagement letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as the exclusive placement agent for the issuance and sale of securities of the Company pursuant to the Purchase Agreement. As compensation for such placement agent services, the Company has agreed to pay Wainwright an aggregate cash fee equal to 7.5% of the gross proceeds received by the Company from the offering, a non-accountable expense of $50,000 and a clearing fee of $15,950. The Company has also agreed to issue to Wainwright, or its designees, warrants to purchase up to 22,835 shares of Common Stock (the “Wainwright Warrants”), representing 6.0% of the shares and Pre-Funded Warrant issued in the offering. The Wainwright Warrants have a term of five years from the commencement of sales in the offering, and have an exercise price of $6.5688 per share, representing 125% of the purchase price in the offering. In addition, Wainwright is entitled to certain tail rights for a period of 12 months following the expiration of the Engagement Letter and a right of first refusal for certain transactions for a period of 12 months from the date of the closing of the offering.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Warrant and the Wainwright Warrants and the shares of Common Stock issuable thereunder is incorporated by reference into this Item 3.02 in its entirety. The sales of the Private Warrant, the Wainwright Warrants and the shares of Common Stock issuable upon exercise of the Private Warrant and Wainwright Warrants have not been registered under the Securities Act or any state securities laws and the Private Warrant, the Wainwright Warrants and the shares of Common Stock issuable upon exercise of the Private Warrant and the Wainwright Warrants may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The sale of such securities does not involve a public offering and is made without general solicitation or general advertising.

Forward-Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Form 8-K, including without limitation, statements regarding the consummation of the offering, the terms of the offering, the satisfaction of customary closing conditions with respect to the offering and the anticipated amount of net proceeds from the offering are forward-looking statements. Forward-looking statements can be identified by the words “aim,” “may,” “will,” “would,” “should,” “expect,” “explore,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections based on information currently available to us. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, and actual results or outcomes may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: the amount of and use of net proceeds from the offering may differ from the Company’s current expectations; the Company’s ability to obtain the capital necessary to fund the Company’s operations; the Company’s ability to obtain financial in the future through product licensing, public or private equity or debt financing or otherwise; the Company’s ability to meet the continued listing requirements of the Nasdaq Capital Market; general business conditions, regulatory environment, competition and market for the Company’s products; and business ability and judgment of personnel, and the availability of qualified personnel and other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, as any such factors may be updated from time to time in the Company’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the “Financials & Filings” page of the Company’s website at https://investors.eloxxpharma.com/financials-filings.

All forward-looking statements speak only as of the date of this Form 8-K and, except as required by applicable law, the Company has no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2023	ELOXX PHARMACEUTICALS, INC.

	By:	/s/ Sumit Aggarwal
	Name:	Sumit Aggarwal
	Title:	President and Chief Executive Officer